Federal Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Income Tax Disclosure [Abstract]
Federal income taxes at the statutory rate	$ 200	$ 354
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(15)	(124)
Deferred tax liability adjustment, net resulting from Tax Cuts and Jobs Act		(268)
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation	(63)
Other	19	1
Total federal income taxes	$ 141	$ (37)